Prospectus

[LOGO] MERRILL LYNCH

The information in this prospectus is not complete and may be changed. We may not use this prospectus to sell securities until the registration statement containing this prospectus, which has been filed with the Securities and Exchange Commission, is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION PRELIMINARY PROSPECTUS DATED FEBRUARY 16, 2000

Merrill Lynch Internet Strategies Fund, Inc.

, 2000

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MERRILL LYNCH INTERNET STRATEGIES FUND, INC

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Internet — the worldwide network of computers designed to facilitate electronic exchange of information.

Common Stock — units of ownership of a corporation.

Internet company — an issuer that engages in research, design, development, manufacturing or distribution of products or services used to facilitate use of the Internet, including an issuer focusing on applications to be used in connection with the World Wide Web.

Internet related company — an issuer that uses or is developing an Internet strategy that the Investment Adviser believes will significantly benefit the issuer by improving the company’s customer base, cost efficiencies, competitive advantage and/or business prospects.

MERRILL LYNCH INTERNET STRATEGIES FUND AT A GLANCE

What is the Fund’s investment objective?

The Fund’s investment objective is to seek long term growth of capital through investment primarily in equity securities of issuers that the Investment Adviser believes will use the Internet as a component of their business strategies.

What are the Fund’s main investment strategies?

The Fund will invest primarily in common stocks of Internet and Internet related companies that are developing new or innovative products, services or processes that the Investment Adviser believes are likely to produce earnings growth.

The Fund may invest without limitation in issuers located around the world. The Fund may invest in companies of any size.

The Fund is a “feeder” fund that invests all of its assets in a corresponding “master” portfolio (each, a “Portfolio”) of the Master Internet Strategies Trust (the “Trust”) that has the same objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Portfolio in which it invests. For simplicity, this Prospectus uses the term “Fund” to include the Portfolio in which the Fund invests.

What are the main risks of investing in the Fund?

As with any mutual fund, the value of the Fund’s investments — and therefore the value of Fund shares — may fluctuate. These changes may occur because a particular stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

Although Internet and Internet related companies comprise a relatively new industry, equity securities issued by these companies historically have been extremely volatile. Volatility may increase the risk that the securities may lose value. Because the Fund invests primarily in securities issued by Internet and Internet related companies, there is a risk that the Fund will perform poorly during a downturn in either market sector. An investment in the Fund

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[ICON] Key Facts

is subject to the risks associated with equity securities issued by Internet and Internet related companies. These risks include rapidly changing technology, the continuous introduction into the marketplace of increasingly diverse and innovative applications of that technology, the relatively high risk of obsolescence of both hardware and software and extensive existing and proposed government regulation. In addition, an Internet or Internet related company in which the Fund invests may perform poorly due to factors affecting the particular company that may be unrelated to the Internet industry as a whole. These factors make the Fund more vulnerable to price changes of stocks of Internet and Internet related companies, which are extremely volatile, than a more broadly diversified mutual fund.

The Fund may invest in smaller companies that the Investment Adviser believes have potential for capital appreciation. The securities of such companies share the risks common to small capitalization emerging growth securities, including limited product lines or markets. Smaller companies may be less financially secure than larger, more established companies, may depend on a smaller number of key personnel and may trade in lower volumes than larger, more established companies.

The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating in a smaller number of investments, the Fund’s risk is increased because each investment has a greater effect on the Fund’s performance.

Who should invest?

The Fund may be an appropriate investment for you if you:

•	Want a professionally managed portfolio.
•	Are looking to invest in a portfolio comprised primarily of equity securities of Internet and Internet related companies and are willing to accept the risks associated with investment in those industries.
•	Are willing to accept the extraordinarily high volatility (both up and down) that is commonplace in equity securities of Internet and Internet related companies.
•	Are willing to accept the risk that the value of your investment may decline in order to seek long term growth of capital.
•	Are investing with long term goals, such as retirement or funding a child’s education.
•	Are not looking for a significant amount of current income.

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RISK/RETURN BAR CHART

This Prospectus does not include a Risk/Return Bar Chart because, as of the date of this Prospectus, the Fund has not yet commenced operations.

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[ICON] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Consultants, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers for account maintenance activities.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment) (a):	Class A		Class B(b)		Class C		Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%	(c)	None		None		5.25%	(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	4.00%	(c)	1.00%	(c)	None	(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s total assets):(e)

Management Fee(f)	1.00%		1.00%		1.00%		1.00%

Distribution and/or Service (12b-1) Fees(g)	None		1.00%		1.00%		0.25%

Other Expenses (including transfer agency fees)(h)	0.48%		0.48%		0.48%		0.48%

Total Annual Fund Operating Expenses	1.48%		2.48%		2.48%		1.73%

(a)	In addition, Merrill Lynch may charge a processing fee (currently $5.35) when a client buys or sells shares.
(b)	Class B shares automatically convert to Class D shares about eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The fees and expenses include the expenses of both the Fund and the Portfolio in which it invests.
(f)	Paid by the Portfolio. The Investment Adviser provides accounting services to the Portfolio at its cost.
(g)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other materials. If you hold Class B or C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(h)	Based on estimated amounts for the current fiscal year. The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent’s out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year.

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Example:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:*

	1 Year	3 Years

Class A	$668	$ 968

Class B	$651	$ 973

Class C	$351	$ 773

Class D	$692	$1041

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:*

	1 Year	3 Years

Class A	$668	$ 968

Class B	$251	$ 773

Class C	$251	$ 773

Class D	$692	$1041

*	The expenses include the expenses of both the Fund and the Portfolio in which it invests.

MERRILL LYNCH INTERNET STRATEGIES FUND, INC	7

Details About the Fund [ICON]

ABOUT THE PORTFOLIO MANAGEMENT TEAM

The Fund is managed by members of a team of investment professionals who participate in the team’s research process and stock selection. The senior investment professionals in this group include Paul G. Meeks, Rob Zidar and Dawn Simon. Mr. Meeks is primarily responsible for the day-to-day management of the Fund. Mr. Meeks has been a Senior Vice President and portfolio manager of the Fund since its inception. Mr. Meeks has been a First Vice President and a Portfolio Manager of Merrill Lynch Asset Management since 1998. From 1994 to 1998, Mr. Meeks held various positions with Jurika & Voyles, L.P.

HOW THE FUND INVESTS

The Fund will invest worldwide in a portfolio consisting primarily of equity securities of issuers that the Investment Adviser believes will use the Internet as a component of their business strategies.

The Fund will invest in Internet companies that engage in the research, design, development, manufacturing or distribution of products and services used to facilitate use of the Internet, including issuers focusing on applications to be used in connection with the World Wide Web. These companies may produce, market or distribute products or services designed to secure, enhance, store, process, record, reproduce, distribute or retrieve information over the Internet.

The Fund also will invest in Internet related companies that currently use or are developing various other Internet applications — such as electronic commerce, e-mail and Intranet communications — as an integral part of their business strategies. For example:

•	Many wholesale and retail companies are making increasing use of the Internet to sell their products and services. Among these companies are issuers that specialize in retail sales, securities brokerage and travel arrangements.
•	Certain issuers make substantial use of e-mail to market their goods or services. Companies that have access to multiple e-mail lists are able to target potential clients in a more efficient and more personalized way than via more general advertising efforts. A company that uses e-mail over more conventional methods of communication also saves postage and telephone charges, and one e-mail may instantaneously reach many thousands of recipients.
•	Similarly, issuers with access to Intranets can market more efficiently by targeting specific groups of users who, by virtue of their affiliation with a particular Intranet, have demonstrated certain needs or interests relevant to the goods or services the issuer has to offer.

The Fund may invest in Internet and Internet related companies that are not yet profitable but that the Investment Adviser believes are likely to produce earnings or revenue growth or operating efficiencies through the development of new or innovative products, services or processes.

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ABOUT THE INVESTMENT ADVISER

The Fund is managed by Fund Asset Management.

World Wide Web — a widely used method for accessing the Internet. The World Wide Web is a graphical interface publishing medium that may contain text, graphics, interactive feedback mechanisms and cross linking functions.

Intranet — a system that uses Internet technology to share information with a company’s or organization’s internal computer network.

Convertible Securities — corporate securities (usually preferred stock or bonds) that are exchangeable for a fixed number of securities (usually common stock) at a set price or formula.

Preferred Stock — class of capital stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

Warrant — a security that gives the right to buy a quantity of stock.

Short sale — a transaction in which the Fund sells a security it does not own in anticipation of a decline in the market price of that security.

The Fund will invest in equity securities, primarily common stock. Under normal market conditions, at least 65% of the Fund’s total assets will be invested in common stock issued by Internet and Internet related companies.

Although the Fund emphasizes investment in common stock, it also may invest in other equity securities including, but not limited to, the following:

•	Convertible securities
•	Preferred stock
•	Warrants and rights to subscribe to common stock

The Fund may invest without limitation in issuers located around the world. The Fund may invest in companies of any size.

Securities of foreign companies may be in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into equities of foreign companies.

The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

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[ICON] Details About the Fund

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets or the Fund’s aggregate short sales of a particular class of securities exceeds 10% of the outstanding securities of that class.

The Fund may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Fund may borrow money from banks in amounts up to 33 1/3% of the Fund’s total assets temporarily for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions.

The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell. These securities may include securities for which there is no readily available market and certain asset backed and receivable backed securities. Other possibly illiquid securities in which the Fund may invest are securities that have contractual or legal restrictions on resale, known as restricted securities, including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

The Fund may use derivative instruments such as indexed securities, options, futures, options on futures and currency transactions to gain exposure to equity markets or to hedge its portfolio against interest rate and currency risks. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), or an index such as the Standard & Poor’s 500 Index.

The Fund may, as a temporary defensive measure, and without limitation, hold assets in cash or cash equivalents and investment grade, short term securities including money market instruments denominated in U.S. dollars or foreign currencies. Normally a portion of the Fund’s assets would be held in these securities in anticipation of investment in equities or to meet redemptions. Short term investments and temporary defensive positions can be easily sold and have limited risk of loss but may limit the Fund’s ability to meet its investment objective.

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INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its objective, or that the Fund’s performance will be positive over any period of time.

The Fund’s principal risks include:

Sector Risk — Sector risk is the risk that the Fund’s focus on the securities of Internet and Internet related companies will expose the Fund to the price movements in one industry more than a more broadly diversified mutual fund. Because the Fund invests primarily in a limited number of market sectors, there is a risk that the Fund will perform poorly during a downturn in either market sector. An investment in the Fund is subject to the risks associated with equity securities issued by Internet and Internet related companies, as noted. The Fund should not be considered a balanced investment program by itself.

Internet and Internet Related Company Risk — Although Internet and Internet related companies comprise a relatively new industry, equity securities issued by these companies historically have been extremely volatile. While volatility may create investment opportunities, it also increases the risk that the securities may lose value. Many factors may affect the value of an Internet or Internet related company. These factors include the ability of a company to keep pace with rapidly changing technology and a geometrically expanding consumer base. Competition among Internet and Internet related companies is intense, and profit margins can be small or nonexistent. In fact, many Internet and Internet related companies operate at substantial losses with no prospect for profit in the foreseeable future. For these reasons, the Fund and its investments may be considered speculative.

The Fund may invest in smaller companies that the Investment Adviser believes have potential for capital appreciation. These companies may have short operating histories and may not be publicly traded. The securities of such companies share the characteristics common to small cap and emerging growth securities including limited product lines or markets. Such securities may be less financially secure than larger or more established companies, may depend on a small number of key personnel and, if publicly traded, may trade in lower volumes than larger or more established companies. Internet related companies that establish a presence on the World Wide Web often face the challenge of maintaining personnel and systems adequate to respond efficiently to Internet demand. As a result, Internet and Internet related companies may be subject to more abrupt and erratic price movements than the stock market as a whole.

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[ICON] Details About the Fund

The Fund may invest in Internet or Internet related companies that are not yet profitable, but that the Investment Adviser believes are likely to produce earnings or revenue growth or operating efficiencies through the development of new or innovative products, services or processes.

Internet and Internet related companies are strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are often subject to governmental regulation and may therefore be adversely affected by government policies.

Small Cap and Emerging Growth Securities Risk — In addition to the risks listed above with respect to Internet and Internet related companies, small cap or emerging growth companies are subject to the risk that if a product fails, or if management changes, or there are other adverse developments, the Fund’s investment in a small cap or emerging growth company may lose substantial value. Investing in small cap and emerging growth securities requires a long term view.

Market and Selection Risk — Market risk is the risk that the stock market in one or more countries in which the Fund invests will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that the Investment Adviser selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

The Fund also may be subject to risks associated with the following investment strategies:

Foreign Market Risks — The Fund may invest in companies located in countries other than the United States. This may expose the Fund to risks associated with foreign investments.

•	The value of holdings traded outside the U.S. (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates
•	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions
•	These holdings may be adversely affected by foreign government action
•	International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings

Borrowing and Leverage Risk — The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may

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exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. Certain securities that the Fund buys may create leverage including, for example, when issued securities, forward commitments, options and warrants.

Securities Lending — The Fund may lend securities to financial institutions which provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.

Risks associated with certain types of securities in which the Fund may invest include:

Convertibles — Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if the Investment Adviser receives material

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[ICON] Details About the Fund

adverse nonpublic information about the issuer, the Fund will not be able to sell the security.

Derivatives — The Fund may use derivative instruments including indexed securities, options, futures, options on futures and currency transactions. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Hedging — The Fund may use derivatives and short sales of securities for hedging purposes, including anticipatory hedges, and to gain exposure to equity markets. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative or short sale outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative or short sale will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

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Short Sales — In addition to hedging, the Fund also may make short sales of securities to realize appreciation when a security the Fund does not currently own declines in value. Because making short sales in securities that it does not own exposes the Fund to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. In addition, all short sales transactions, whether for hedging or appreciation, typically involve increased liquidity risk and transaction costs.

Indexed Securities — The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. In addition, certain indexed securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. Indexed securities are derivative securities and can be considered speculative. Indexed securities involve credit risk and certain indexed securities may involve currency risk, leverage risk and liquidity risk.

Standby Commitment Agreements — Standby commitment agreements involve the risk that the security will lose value prior to its delivery to the Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case the Fund has lost the investment opportunity for the assets it had set aside to pay for the security and any gain in the security’s price.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of Depositary Receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that

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[ICON] Details About the Fund

show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts and Global Depositary Receipts each evidence a similar ownership arrangement. The Fund may also invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States and therefore, there may be less information available regarding such issuers.

Repurchase Agreements; Purchase and Sale Contracts — The Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

Warrants — A warrant gives the Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund exercises it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how the Fund invests, please see the Statement of Additional Information.

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Your Account [ICON]

MERRILL LYNCH SELECT PRICINGSM SYSTEM

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund’s shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.

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[ICON] Your Account

The table below summarizes key features of the Merrill Lynch Select PricingSM System.

	Class A	Class B	Class C	Class D

Availability	Limited to certain investors including: • Current Class A shareholders • Certain Retirement Plans • Participants in certain Merrill Lynch-sponsored programs • Certain affiliates of Merrill Lynch	Generally available through Merrill Lynch. Limited availability through other securities dealers.	Generally available through Merrill Lynch. Limited availability through other securities dealers.	Generally available through Merrill Lynch Limited availability through other securities dealers.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within four years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee 0.75% Distribution Fee	0.25% Account Maintenance Fee 0.75% Distribution Fee.	0.25% Account Maintenance Fee No Distribution Fee.

Conversion to Class D shares?	No.	Yes, automatically after approximately eight years	No.	No.

18	MERRILL LYNCH INTERNET STRATEGIES FUND, INC

Subscription Offering

You will initially be able to buy shares of the Fund during the subscription period, which is expected to end on March 17, 2000. During the subscription period, the Distributor, Merrill Lynch and other securities dealers that have entered into agreements with the Distributor will solicit subscriptions. The subscriptions will be payable on the third business day after the end of the subscription period. At that time, the Fund will begin operations and will issue the Class A, Class B, Class C and Class D shares.

The Fund and the Distributor may agree to extend the subscription period, but either the Fund or the Distributor also may terminate the subscription offering at any time. If the subscription offering is terminated, the Fund will not begin operations and will not issue any shares, or will issue only a limited number of shares.

The minimum initial purchase for Class A, Class B, Class C or Class D shares during the subscription period is $1,000, except for retirement plans where the minimal initial purchase is $100. If you purchase Class A or Class D shares during the subscription period you will pay the following public offering price, which includes a sales charge:

	Subscription Period
		Sales Charge		Securities Dealers’ Concession
	Public Offering Price	Dollar Amount	Percentage* of Public Offering Price	Dollar Amount	Percentage* of Public Offering Price

Less than $25,000	$10.554	$.554	5.25%	$.554	5.25%

$25,000 but less than $50,000	10.499	.499	4.75	.499	4.75

$50,000 but less than $100,000	10.417	.417	4.00	.417	4.00

$100,000 but less than $250,000	10.309	.309	3.00	.309	3.00

$250,000 but less than $1,000,000	10.204	.204	2.00	.204	2.00

$1,000,000 and over**	10.000	.000	0.00	.000	0.00

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class A or D shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer from its own funds.

MERRILL LYNCH INTERNET STRATEGIES FUND, INC	19

[ICON] Your Account

(footnotes continued from previous page)

If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000,000 or more of Class A and D shares by certain employer sponsored retirement or savings plans.

The Fund receives $10.00 per share from the sale of all Class A and Class D shares sold during the subscription period.

You will pay a public offering price of $10.00 per share for any Class B or Class C shares you purchase during the subscription period. Please see “Class B and Class C Shares — Deferred Sales Charge Options” below, however, for information on deferred sales charges and ongoing account maintenance and distribution fees that may apply to such shares.

Continuous Offering

After the subscription offering ends, the Distributor and other eligible securities dealers (including Merrill Lynch) will offer shares of the Fund to the public on a continuous basis. The Distributor may delay the start of the continuous offering, limit the continuous offering to existing shareholders or discontinue the continuous offering at any time.

Class A and Class D Shares — Initial Sales Charge Options

If you select Class A or D shares, you will pay a sales charge at the time of purchase.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.

20	MERRILL LYNCH INTERNET STRATEGIES FUND, INC

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13 month period. Certain restrictions apply.

(footnotes continued from previous page)

**	If you invest $1,000,000 or more in Class A or D shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer from its own funds. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000,000 or more of Class A and D shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or D shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent.
•	Merrill Lynch BlueprintSM Program participants.
•	TMASM Managed Trusts.
•	Certain Merrill Lynch investment or central asset accounts.
•	Certain employer-sponsored retirement or savings plans.
•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances.
•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees.
•	Certain Merrill Lynch fee-based programs.

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A shares since Class D shares are subject to a 0.25% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund’s Transfer Agent at 1-800-MER-FUND.

MERRILL LYNCH INTERNET STRATEGIES FUND, INC	21

[ICON] Your Account

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in your decision in purchasing Fund shares.

Class B Shares

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Year Since Purchase	Sales Charge*

0-1	4.00%

1-2	3.00%

2-3	2.00%

3-4	1.00%

4 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired by dividend reinvestment are not subject to a deferred sales charge. Merrill Lynch funds may not all have identical deferred sales charge schedules. In the event of an exchange for the shares of another Merrill Lynch fund, the higher charge would apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59½ years old.

22	MERRILL LYNCH INTERNET STRATEGIES FUND, INC

•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts, group plans participating in the Merrill Lynch BlueprintSM Program and certain retirement plan rollovers.
•	Redemption in connection with participation in certain Merrill Lynch fee-based programs.
•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held.
•	Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established.

Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

MERRILL LYNCH INTERNET STRATEGIES FUND, INC	23

[ICON] Your Account

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following page summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

24	MERRILL LYNCH INTERNET STRATEGIES FUND, INC

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Please refer to the Merrill Lynch Select Pricing table on page 18. Be sure to read this prospectus carefully.

Next, determine the amount of your investment

The minimum initial investment for the Fund is $1,000 for all accounts except:
      •  $250 for certain Merrill Lynch fee-based programs
     •  $100 for retirement plans

(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Consultant or securities dealer submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be priced at the net asset value determined that day.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a processing fee to confirm a purchase. This fee is currently $5.35.

Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent
at 1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.

Add to Your Investment	Purchase additional shares

The minimum investment for additional purchases is generally $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

Transfer Shares to Another Securities Dealer	Transfer to a participating securities dealer	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these shares must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.

MERRILL LYNCH INTERNET STRATEGIES FUND, INC	25

[ICON] Your Account

If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares	Have your Merrill Lynch Financial Consultant or securities dealer submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

If you hold share certificates, they must be delivered to the Transfer Agent before they can be converted. Check with the Transfer Agent or your Merrill Lynch Financial Consultant for details.

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA®, CBA® or Retirement Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Consultant for details.

26	MERRILL LYNCH INTERNET STRATEGIES FUND, INC

If You Want to	Your Choices	Information Important for You to Know

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus

You can exchange your shares of the Fund for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another Merrill Lynch fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares (and you are not eligible to purchase Class A shares), you will exchange into Class D shares.

Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or D shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

MERRILL LYNCH INTERNET STRATEGIES FUND, INC	27

[ICON] Your Account

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem Fund shares.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also, dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the Fund’s shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D

28	MERRILL LYNCH INTERNET STRATEGIES FUND, INC

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS AND TAXES

The Fund will distribute at least annually any net investment income and any net realized long or short term capital gains. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a securities dealer that has an agreement with the Fund, contact your Merrill Lynch Financial Consultant about which option you would like. If your account is with the Transfer Agent, and you would like to receive dividends in cash, contact the Transfer Agent.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. Capital gain dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

MERRILL LYNCH INTERNET STRATEGIES FUND, INC	29

[ICON] Your Account

“BUYING A DIVIDEND”

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

30	MERRILL LYNCH INTERNET STRATEGIES FUND, INC

Management of the Fund [ICON]

FUND ASSET MANAGEMENT

Fund Asset Management, the Fund’s Investment Adviser, manages the Portfolio’s investments under the overall supervision of the Board of Trustees of the Master Internet Strategies Trust. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives. The Trust pays the Investment Adviser a fee at the annual rate of 1.0% of the average daily net assets of the Trust.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management is part of the Asset Management Group of ML & Co., which had approximately $557 billion in investment company and other portfolio assets under management as of December, 1999. This amount includes assets managed for Merrill Lynch affiliates.

MASTER/FEEDER STRUCTURE

The Fund is a “feeder” fund that invests in a corresponding “master” portfolio of the Master Internet Strategies Trust. (Except where indicated, this prospectus uses the term “Fund” to mean the feeder fund and its Portfolio taken together.) Investors in the Fund will acquire an indirect interest in the corresponding Portfolio.

The Portfolio may accept investments from other feeder funds, and all the feeders of the Trust bear the related Portfolio’s expenses in proportion to their assets. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the Portfolio from different feeders may offset each other and produce a lower net cash flow.

However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same Portfolio on more attractive terms, or could experience better performance, than another feeder.

MERRILL LYNCH INTERNET STRATEGIES FUND, INC	31

[ICON] Management of the Fund

Whenever a Portfolio holds a vote of its feeder funds, the Fund investing in that Portfolio will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of its Portfolio.

The Fund may withdraw from its master portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

A Note About Year 2000

As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the “Year 2000 Problem”). It is still possible that some computer systems could malfunction in the future because of the Year 2000 Problem or as a result of actions taken to address the Year 2000 Problem. Fund management does not anticipate that its services or those of the Fund’s other service providers will be adversely affected, but Fund management will continue to monitor the situation. If malfunctions related to the Year 2000 Problem do arise, the Fund and its investments could be negatively affected.

32	MERRILL LYNCH INTERNET STRATEGIES FUND, INC

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MERRILL LYNCH INTERNET STRATEGIES FUND, INC

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MERRILL LYNCH INTERNET STRATEGIES FUND, INC

[1]	POTENTIAL INVESTORS Open an account (two options)	[2]
MERRILL LYNCH FINANCIAL CONSULTANT OR SECURITIES DEALER Advises shareholders on their Fund investments.

TRANSFER AGENT

Financial Data Services, Inc.

ADMINISTRATIVE OFFICES
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

MAILING ADDRESS
P.O. Box 45289
Jacksonville, Florida 32232-5289

Performs recordkeeping and reporting services.

DISTRIBUTOR Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. P.O. Box 9081 Princeton, New Jersey 08543-9081 Arranges for the sale of Fund shares.
COUNSEL Brown & Wood LLP One World Trade Center New York, New York 10048-0557 Provides legal advice to the Fund.	THE FUND The Board of Directors oversees the Fund.	CUSTODIAN Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109 Holds the Fund’s assets for safekeeping.
INDEPENDENT AUDITORS Audits the financial statements of the Fund on behalf of the shareholders.	THE INVESMENT ADVISER

Fund Asset Management, L.P.

ADMINISTRATIVE OFFICES
800 Scudders Mill Road
Plainsboro, New Jersey 08536

MAILING ADDRESS
P.O. Box 9011
Princeton,
New Jersey 08543-9011

TELEPHONE NUMBER
1-800-MER-FUND

Manages the Fund’s day-to-day activities.

MERRILL LYNCH INTERNET STRATEGIES FUND, INC

For More Information [ICON]

Shareholder Reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund at the telephone number or address indicated above, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus

Investment Company Act file #811-09783 Code #19084-02-00 ©Fund Asset Management, L.P.

Prospectus

[LOGO] Merrill Lynch

Merrill Lynch Internet Strategies Fund, Inc.

, 2000